                          GROWTH AND INCOME PORTFOLIO
                                  A SERIES OF
                        MITCHELL HUTCHINS SERIES TRUST
                          1285 Avenue of the Americas
                           New York, New York 10019

Growth and Income Portfolio is a diversified series of Mitchell Hutchins Series Trust ("Fund"), a professionally managed, open-end investment company. Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), provides investment advisory and administrative services to the Portfolio. The Portfolio invests primarily in dividend-paying equity securities believed to have the potential for rapid earnings growth. The Class H shares of the Portfolio described in this Prospectus are offered only to a limited number of insurance company separate accounts that fund benefits under variable annuity contracts and/or variable life insurance contracts ("Contracts").

This Prospectus concisely sets forth information about the Fund and the Portfolio that a prospective investor should know before investing. Investors are advised to read this Prospectus and the applicable contract prospectus and retain them for future reference. A Statement of Additional Information dated May 1, 1998 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge and further inquiries can be made by contacting the Fund at 1-800-647-1568.

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                   OFFENSE.

                  The date of this Prospectus is May 1, 1998.

                                     MH 1

                               TABLE OF CONTENTS

                                                                           PAGE
Financial Highlights...................................................... MH  3
Offering of Fund Shares................................................... MH  4
Investment Objective and Policies......................................... MH  4
Description of Securities, Related Risks and Investment Techniques........ MH  5
Purchases, Redemptions and Exchanges...................................... MH  9
Dividends, Other Distributions and Federal Income Tax..................... MH  9
Valuation of Shares....................................................... MH 10
Management................................................................ MH 10
General Information....................................................... MH 11

                                      MH 2

                             FINANCIAL HIGHLIGHTS

The table below provides data and ratios for one Class H share of Growth and Income Portfolio during the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the tables appearing below relating to each of the five years in the period ended December 31, 1997, have been audited by Ernst & Young LLP. Further information about the performance of the Portfolio is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568. The information appearing below for periods prior to the year ended December 31, 1993 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.

The financial highlights information pertains to the Portfolio and does not reflect charges related to the separate accounts that fund the contracts. You should refer to the appropriate separate account prospectus for additional information regarding such charges.

                                        GROWTH AND INCOME PORTFOLIO
                          -----------------------------------------------------------------
                                    FOR THE YEARS ENDED                     FOR THE PERIOD
                                       DECEMBER 31,                        JANUARY 2, 1992+
                          ----------------------------------------------   TO DECEMBER 31,
                           1997     1996      1995      1994      1993           1992
                          -------  -------   -------   -------   -------   ----------------
Net asset value,
 beginning of period....  $ 12.27  $ 11.83   $  9.16   $  9.87   $ 10.26       $ 10.00
                          -------  -------   -------   -------   -------       -------
Net investment income...     0.10     0.06      0.10      0.10      0.16          0.08
Net realized and
 unrealized gains
 (losses) from
 investments............     3.88     2.53      2.70     (0.71)    (0.39)         0.26
                          -------  -------   -------   -------   -------       -------
Net increase (decrease)
 from investment
 operations.............     3.98     2.59      2.80     (0.61)    (0.23)         0.34
                          -------  -------   -------   -------   -------       -------
Dividends from net
 investment income......    (0.10)   (0.06)    (0.10)    (0.10)    (0.16)        (0.08)
Distributions from net
 realized gains from
 investments............    (2.46)   (2.09)    (0.03)      --        --            --
                          -------  -------   -------   -------   -------       -------
Total dividends and
 other distributions....    (2.56)   (2.15)    (0.13)    (0.10)    (0.16)        (0.08)
                          -------  -------   -------   -------   -------       -------
Net asset value, end of
 period.................  $ 13.69  $ 12.27   $ 11.83   $  9.16   $  9.87       $ 10.26
                          =======  =======   =======   =======   =======       =======
Total investment return
 (1)....................    32.45%   22.12 %   30.52 %   (6.18)%   (2.26)%        3.40 %
                          =======  =======   =======   =======   =======       =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........  $18,493  $14,520   $14,797   $12,872   $16,281       $20,037
Expenses to average net
 assets.................     1.04%    1.58 %    1.37 %    1.35 %    1.12 %        1.29 %*
Net investment income to
 average net assets.....     0.71%    0.49 %    0.94 %    1.06 %    1.37 %        1.21 %*
Portfolio turnover rate.       92%      99 %     134 %     150 %      52 %          14 %
Average commission rate
 paid (2)...............  $0.0599  $0.0598       --        --        --            --

-------
* Annualized
+ Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     MH 3

                            OFFERING OF FUND SHARES

Class H shares of Growth and Income Portfolio are offered only to insurance company separate accounts that fund benefits under variable annuity contracts and/or variable life insurance contracts issued by those insurance companies. Fees and charges imposed by the separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to the Portfolio. Prospective investors should consult the applicable Contract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations.

Shares of Growth and Income Portfolio may serve as the underlying investments for separate accounts of unaffiliated insurance companies ("shared funding") and may serve as the underlying investments for both annuity and life insurance Contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflict. However, the Fund's board of trustees ("board") intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in the Portfolio. This might force the Portfolio to sell securities at disadvantageous prices.

The separate accounts that purchase shares of Growth and Income Portfolio are the shareholders of the Portfolio--not the individual Contract owners. However, the insurance company separate accounts may pass through voting rights to the individual Contract owners.

                       INVESTMENT OBJECTIVE AND POLICIES

Growth and Income Portfolio has an investment objective of current income and capital growth. There can be no assurance that the Portfolio's investment objective will be met. The Portfolio, under normal circumstances, invests at least 65% of its total assets in dividend-paying equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth. In seeking to balance capital growth with current income, Mitchell Hutchins follows a disciplined investment process that relies on its Equity Research Team and its proprietary Factor Valuation Model. The Model screens a universe of small- to-large-capitalization companies in ten different business sectors. The Model identifies undervalued companies with strong earnings momentum that rank well in terms of value, momentum and economic sensitivity. The Team takes a closer look at those equity securities that rank in the top 20% of the Model's universe based on value and momentum. The equity securities ranking in the top 20% of the Model's universe are screened twice a month. The Team also applies traditional fundamental analysis and may speak to the management of these companies, as well as those of their competitors. Mitchell Hutchins places the Team's findings in the context of Mitchell Hutchins' economic forecast, in deciding whether to purchase or sell equity securities for the Portfolio.

Growth and Income Portfolio may invest up to 35% of its total assets in equity securities not meeting these selection criteria, as well as in U.S. government bonds, corporate bonds and money market instruments, including up to 10% of its total assets in convertible securities rated below investment grade but no lower than B by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or Moody's Investors Service, Inc. ("Moody's"), comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." The Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S.

                                     MH 4
over-the-counter ("OTC") market. The Portfolio may invest in bonds for purposes of seeking capital appreciation when, for example, Mitchell Hutchins anticipates that market interest rates may decline or credit factors or ratings affecting particular issuers may improve. The Portfolio may invest up to 10% of its net assets in illiquid securities.

      DESCRIPTION OF SECURITIES, RELATED RISKS AND INVESTMENT TECHNIQUES

DESCRIPTION OF SECURITIES

EQUITY SECURITIES include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stock has certain fixed-income features, like a bond, but is actually equity in a company, like common stock. Depository receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

BONDS are fixed or variable rate debt obligations, including notes, debentures and similar instruments and securities. Income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes. Corporations, governments and other issuers use bonds to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at or before maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.

U.S. GOVERNMENT BONDS include direct obligations of the U.S. government (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities. Other U.S. government bonds may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer, such as the Resolution Funding Corporation, the Student Loan Marketing Association, the Federal Home Loan Banks and the Tennessee Valley Authority.

CORPORATE BONDS are bonds issued by corporations, banks, partnerships, trusts or other non-governmental entities.

MONEY MARKET INSTRUMENTS are high grade debt obligations with maturities of 13 months or less and include government obligations, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and similar obligations), commercial paper and other short-term bonds of corporate and other non-governmental issuers, including variable rate and floating rate securities, participation interests and repurchase agreements secured by any of these instruments.

CONVERTIBLE SECURITIES include bonds, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

                                     MH 5

RELATED RISKS

EQUITY SECURITIES. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that Growth and Income Portfolio may experience a substantial or complete loss on an individual equity investment.

BONDS. Bonds are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of Growth and Income Portfolio's investments in bonds. Credit risk is the risk the issuer or guarantor may be unable or unwilling to pay interest or repay principal on the bond. This can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

CREDIT RATINGS; BONDS RATED BELOW INVESTMENT GRADE. Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of the security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade bonds, which normally would lower their value and liquidity.

Investment grade bonds are rated in one of the four highest rating categories by S&P or Moody's or comparably rated by another NRSRO. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds.

Growth and Income Portfolio may invest up to 10% of its total assets in convertible securities rated below investment grade but no lower than B by S&P or Moody's or comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. The Portfolio's investments in these lower rated securities entail greater risk than its investments in investment grade bonds. High yield, high risk securities generally offer a higher current yield than that available for higher grade issues, but they are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and may involve major risk exposure to adverse market conditions. They are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. The market for these securities is thinner and less active, which may limit the Portfolio's ability to sell them at fair value in response to changes in the economy or financial markets.

FOREIGN SECURITIES. Investing in foreign securities involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies.

DERIVATIVES. Some of the instruments in which Growth and Income Portfolio may invest may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options and futures contracts. There is limited consensus as to what constitutes a "derivative" security. The market value of

                                     MH 6
derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins take these risks into account in its management of the Portfolio.

COUNTERPARTIES. Growth and Income Portfolio may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, Mitchell Hutchins, subject to the supervision of the board, monitors and evaluates the creditworthiness of the parties with which the Portfolio does business.

YEAR 2000 RISKS. Like other mutual funds, financial and business organizations around the world, Growth and Income Portfolio could be adversely affected if the computer systems used by Mitchell Hutchins or other service providers and entities with computer systems that are linked to Portfolio records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Portfolio's other, major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolio.

INVESTMENT TECHNIQUES AND STRATEGIES

HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS. Growth and Income Portfolio may use certain instruments and strategies designed to reduce the overall risk of its investments ("hedge"), to enhance income or to realize gains (including reallocating exposure to different asset classes). Use of these derivatives solely to enhance income or realize gains may be considered a form of speculation. These strategies involve derivative instruments, including options (both exchange-traded and OTC) and futures contracts. New financial products and risk management techniques continue to be developed and may be used by the Portfolio if consistent with its investment objective and policies. The Statement of Additional Information contains further information on these derivative instruments and related strategies.

Growth and Income Portfolio might not use any derivative instruments or strategies, and there can be no assurance that using them will succeed. If Mitchell Hutchins is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative instrument or strategy, the Portfolio may have lower net income or a net loss on the investment. Each of these strategies involves certain risks, which include:

  . the fact that the skills needed to implement a strategy using derivative instruments or strategies are different from those needed to select securities for the Portfolio;

  . the possibility of imperfect correlation, or even no correlation, between price movements of derivative instruments used in hedging strategies and price movements of the securities or currencies being hedged;

  . possible constraints placed on the Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain "cover" or to segregate securities; and

  . the possibility that the Portfolio is unable to close out or liquidate its hedged position.

LENDING OF PORTFOLIO SECURITIES. Growth and Income Portfolio may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Lending securities enables the Portfolio to earn additional income, but could result in a loss or delay in recovering those securities.

                                     MH 7

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Growth and Income Portfolio may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Portfolio would not pay for such securities or start earning interest on them until they are delivered. However, when the Portfolio purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation.

REPURCHASE AGREEMENTS. Growth and Income Portfolio may enter into repurchase agreements. Repurchase agreements are transactions in which the Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Portfolio if the other party to the repurchase agreement becomes insolvent. The Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the board.

BORROWINGS. Growth and Income Portfolio may borrow money for temporary purposes, but not in excess of 10% of its total assets, including reverse repurchase agreements up to an aggregate value of 5% of its total assets.

TEMPORARY DEFENSIVE POSITIONS; CASH RESERVES. When Mitchell Hutchins believes that unusual market or economic circumstances warrant a defensive posture, Growth and Income Portfolio may temporarily commit all or any portion of its assets to cash or money market instruments of U.S. issuers. The Portfolio may invest up to 35% of its total assets in cash or money market instruments of U.S. issuers for liquidity purposes or pending investment in other securities. The Portfolio also may reinvest cash collateral from securities lending in money market instruments, and reinvestment of such cash collateral is not subject to this 35% limitation.

ILLIQUID SECURITIES. Growth and Income Portfolio may invest up to 10% of its net assets in illiquid securities, including certain cover for OTC options and securities whose disposition is restricted under the federal securities laws, other than those Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the board. The Portfolio may invest in restricted securities that are eligible for resale to qualified institutional buyers pursuant to SEC Rule 144A, but the Portfolio will not consider those securities to be illiquid if Mitchell Hutchins determines them to be liquid in accordance with procedures approved by the board. The lack of a liquid secondary market for illiquid securities may make it more difficult for the Portfolio to assign a value to those securities for purposes of valuing its investments and calculating its net asset value.

PORTFOLIO TURNOVER. Portfolio turnover rates may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins deems portfolio changes appropriate. A higher turnover rate may involve correspondingly greater transaction costs, which will be borne directly by the Portfolio and may increase the potential for short-term capital gains.

OTHER INFORMATION. Growth and Income Portfolio's investment objective and certain investment limitations, as described in the Statement of Additional Information, are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by the board without shareholder approval.

New types of derivative instruments, hedging strategies and risk management techniques are developed and marketed from time to time. Growth and Income Portfolio may invest in these securities and instruments and use these strategies and techniques to the extent consistent with its investment objective and limitations and with regulatory and tax considerations.

                                     MH 8

                     PURCHASES, REDEMPTIONS AND EXCHANGES

Class H shares of Growth and Income Portfolio are offered only to the insurance company separate accounts that fund the Contracts. Shares may be purchased or redeemed by these separate accounts without any sales or redemption charge at net asset value. Proceeds from redemptions of Portfolio shares will be paid on or before the seventh day following the request for redemption by a Contract holder.

The Fund reserves the right to reject any purchase order and to suspend the offering of Growth and Income Portfolio shares for a period of time.

             DIVIDENDS, OTHER DISTRIBUTIONS AND FEDERAL INCOME TAX

DIVIDENDS AND OTHER DISTRIBUTIONS. Growth and Income Portfolio pays an annual dividend from its net investment income and net short-term capital gain (the excess of gain from the sale or exchange of capital assets held for not more than one year over losses therefrom). The Portfolio also distributes annually substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. The Portfolio may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gain.

Dividends and other distributions from Growth and Income Portfolio are paid in additional shares of the Portfolio at net asset value per share, unless the Fund's transfer agent is instructed otherwise. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts.

FEDERAL INCOME TAX. Growth and Income Portfolio intends to qualify or continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code so that it will not have to pay federal income tax on that part of its investment company taxable income and net capital gain that it distributes to its shareholders. Investment company taxable income generally consists of net investment income and net short-term capital gain.

Dividends and other distributions declared by Growth and Income Portfolio in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if the distributions are paid by the Portfolio during the succeeding January.

Growth and Income Portfolio shares are offered only to insurance company separate accounts that fund the Contracts. Under the Internal Revenue Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the separate accounts that purchase and hold shares of the Portfolio and (2) the holders of Contracts funded through those separate accounts.

Growth and Income Portfolio intends to comply or continue to comply with the diversification requirements imposed on it by section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolio by the Investment Company Act and Subchapter M, place certain limitations on the assets of each separate account--and, because section 817(h) and those regulations treat the assets of the Portfolio as assets of the related separate account, of the Portfolio--that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the Portfolio may be represented by any one investment, no more than

                                     MH 9

70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the separate account's total assets are cash and cash items, government securities and securities of other regulated investment companies. Failure of the Portfolio to satisfy the section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the Contract holders other than as described in the applicable Contract prospectus.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting Growth and Income Portfolio and its shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

                              VALUATION OF SHARES

The net asset value of Growth and Income Portfolio's shares fluctuates and is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each Business Day. Net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding. The Portfolio values its assets based on the current market value where market quotations are readily available. If such value cannot be established, the assets are valued at fair value as determined in good faith by or under the direction of the board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. It should be recognized that judgment plays a greater role in valuing thinly traded and lower rated debt securities because there is less reliable, objective data available.

                                  MANAGEMENT

The board, as part of its overall management responsibility, oversees various organizations responsible for Growth and Income Portfolio's day-to-day management. Mitchell Hutchins, the investment adviser and administrator for the Portfolio, makes and implements all investment decisions and supervises all aspects of the operations of the Portfolio.

In accordance with procedures adopted by the board, brokerage transactions for Growth and Income Portfolio may be conducted through PaineWebber or its affiliates and the Portfolio may pay fees, including fees calculated as a percentage of earnings, to PaineWebber for its services as lending agent in its portfolio securities lending program. Personnel of Mitchell Hutchins may engage in securities transactions for their own accounts pursuant to the firm's code of ethics, which establishes procedures for personal investing and restricts certain transactions.

For advisory and administrative services, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.70% of the average net assets of Growth and Income Portfolio. The Portfolio also incurs other expenses in its operation and, for the fiscal year ended December 31, 1997, total expenses for the Portfolio were 1.04% of its average net assets.

Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned asset management subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At March 31, 1998 Mitchell Hutchins was adviser or sub-adviser to 31 investment companies with 68 separate portfolios and aggregate assets of approximately $39.9 billion.

                                     MH 10

Mark A. Tincher is primarily responsible for the day-to-day management of Growth and Income Portfolio. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank, where he was vice president and directed the U.S. funds management and equity research area. At Chase since 1988, Mr. Tincher oversaw the management of all Chase equity funds (the Vista Funds and Trust Investment Funds). Mr. Tincher has held his Portfolio responsibilities since April 1995.

                              GENERAL INFORMATION

The Fund is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The Fund commenced operations as an investment company on May 4, 1987. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share. Shares of 13 series are authorized.

The Fund does not hold annual meetings of shareholders. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the shareholders of record of not less than 10% of the Fund's outstanding shares. Each share of Growth and Income Portfolio has equal voting, dividend and liquidation rights. The shares of each Portfolio will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

Information concerning Growth and Income Portfolio's Class I shares may be obtained by contacting the Fund at 1-800-647-1568.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of the assets of Growth and Income Portfolio. PFPC Inc., a subsidiary of PNC Bank, N.A., whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of Growth and Income Portfolio shares. Monthly statements sent to each separate account report that account's Portfolio activity.

                                     MH 11